EXHIBIT 10.1

AMENDMENT NO. 1 TO
OPTION AGREEMENT AMENDMENT TO MINING LEASE

This Amendment No. 1 (“Amendment No. 1”) to the Option Agreement Amendment to Mining Lease (the “Option Agreement”) is entered into effective as August 7, 2009 (the “Effective Date”), by and among Gryphon Gold Corporation, a Nevada corporation (“Gryphon Gold”), its wholly owned subsidiary, Borealis Mining Company, a Nevada corporation (“Borealis Mining”, and together with Gryphon Gold and its successors, “Gryphon”), Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994 (the “Cavell Trust”), Hardrock Mining Company, a Nevada corporation (“Hardrock”), and John W. Whitney, an individual (“Whitney”, and together with the Cavell Trust and Hardrock, “Lessors”, and individually, a “Lessor”).

WHEREAS, Gryphon and the Lessors (the “Parties”) entered into an Option Agreement dated August 22, 2008, pursuant to which Borealis Mining received the option to pay a five percent (5%) reduced royalty payment (the “Option”) to the Lessors under the original lease (the “Mining Lease”); and

WHEREAS, pursuant to Section 3 of the Option Agreement, Borealis Mining may exercise the Option by providing written notice of exercise to the Lessors at any time prior to August 22, 2009 (the “Option Term”); and

WHEREAS, pursuant to Section 3 of the Option Agreement, Borealis Mining may extend the Option Term for an additional six (6) month period upon the payment by Borealis Mining to the Lessors of US$125,000; and

WHEREAS, Gryphon desires to amend Section 3 of the Option Agreement related to the payment by Borealis Mining to the Lessors of US$125,000 related to the option extension.

NOW, THEREFORE, for and in consideration of the covenants set forth in the Option Agreement and this Amendment No. 1, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.           Section 3 of the Option Agreement shall be amended and restated in its entirety to read:

“Borealis Mining may exercise the Option by providing written notice of exercise to Lessors at the address set forth below at any time (an “Exercise Notice”) during the twelve (12) month period following the Effective date (the “Option Term”). The Option Term may be extended for an additional six (6) month period beyond the initial twelve (12) month period upon the payment by Borealis Mining to Lessors of a non-refundable, non-deductible payment of US$125,000 (the “Extension Payment”), which will not be applied to the exercise price.  The Extension Payment shall be payable in either cash or shares of the common stock of Gryphon Gold (“Common Stock”), as determined by Gryphon in its discretion; provided that each Lessor may, individually, opt out of payment in Common

Stock on all or a portion of the Extension Payment and elect to receive payment in cash by providing written notice to Gryphon in the form set forth on Exhibit Z on or before August 7, 2009.  The value of the Common Stock issued as payment to extend the Option Term shall be eighty percent (80%) of the average five day (5) closing price immediately prior to August 7, 2009.  If Borealis Mining does not exercise the Option within the time set forth in Section 3, as amended, the Option Agreement Amendment to Mining Lease and the Option granted therein shall terminate and neither Gryphon nor Lessors shall have any further rights or obligations under the Option Agreement Amendment to Mining Lease.”

2.
All cash or stock deliverable pursuant to this Amendment No. 1 shall be paid by check payable to each individual Lessor or stock certificate delivered to each individual Lessor, according to their pro rata interest as set forth in Exhibit 4(d)(iii) of the Option Agreement, at their address set forth Paragraph 10 of the Option Agreement or such other address as each Lesser directs in writing to Gryphon Gold.

3.
Each Lessor acknowledges and agrees that the Common Stock to be issued pursuant to this Amendment No. 1 have not and will not be registered under the Securities Act of 1933, as amended (the “U.S. Securities Act”), or any applicable state securities laws and will not be qualified by prospectus under applicable Canadian securities laws, and will be offered and sold pursuant to applicable exemptions from such registration requirements.  Each Lessor acknowledges that the issuance of the Common Stock are subject to applicable regulatory approvals and acceptances including any requirements of the Toronto Stock Exchange (collectively, “Approvals”).  Gryphon Gold shall use commercially reasonable efforts to obtain Approvals in a timely manner.  Each Lessor further acknowledges that the certificates representing the Common Stock will bear such legends as may be required to comply with applicable securities laws and requirements of the Toronto Stock Exchange.  Gryphon Gold shall use commercially reasonable efforts to cause its legal counsel to deliver legal opinions in the form reasonably satisfactory to its transfer agent, to permit the resale of the Common Stock pursuant to Rule 144 of the U.S. Securities Act upon expiration of the six month hold period, as applicable, under Rule 144.

4.	The address for Gryphon Gold set forth in paragraph 10 shall be amended to read as follows:

Gryphon Gold Corporation
5490 Longley Lane
Reno, NV 89511

5.	Capitalized terms not defined herein have the meaning ascribed to them in the Option Agreement.

6.           All other provisions of the Option Agreement shall remain in full force and effect.

     7.           This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which  shall constitute one and the same instrument.

[Signatures on Following Page]

IN WITNESS THEREOF, Gryphon and the Lessors have executed this Agreement as of the Effective Date.

GRYPHON GOLD CORPORATION

By: __/s/ John L. Key_______________________
Name: John L. Key
Title: Chief Executive Officer

BOREALIS MINING COMPANY

By: __/s/ John L. Key_________________________
Name:  John L. Key
Title: Chief Executive Officer

Richard J. Cavell TTTEE F/T Richard J. Cavell Trust

By: ___/s/ Richard J. Cavell____________________
      Name: Richard J. Cavell
      Title: Trustee

HARDROCK MINING COMPANY

By: __/s/ Carolyn J. Lindsey____________________
      Name: Carolyn J. Lindsey
      Title: President

_/s/ John W. Whitney__________________________
John W. Whitney

Exhibit Z

to Option Agreement

Notice of Election to Receive Extension Payment in Cash

(Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994)

Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994 (a “Lessor”), may be entitled to a payment in the amount of $63,750 in connection with the payment of an Extension Payment pursuant to Section 3 of that certain Option Agreement dated August 22, 2008, as amended effective August 7, 2009 (the “Option Agreement”) , by and among Gryphon Gold Corporation, a Nevada corporation; its wholly owned subsidiary, Borealis Mining Company, a Nevada corporation; Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994; Hardrock Mining Company, a Nevada corporation; and John W. Whitney.

The undersigned, being the authorized representative of the Lessor, hereby elects on behalf of the Lessor to accept the payment of the Extension Payment in accordance with Section 3 of the Option Agreement as follows:

Cash Payment
Stock Payment
Total	$63,750

Executed this ___ day of August, 2009.

Richard J. Cavell TTTEE F/T Richard J. Cavell Trust

By: _______________________________
      Name:
      Title:

Notice of Election to Receive Extension Payment in Cash

(Hardrock Mining Company)

Hardrock Mining Company (a “Lessor”), may be entitled to a payment in the amount of $30,625 in connection with the payment of an Extension Payment pursuant to Section 3 of that certain Option Agreement dated August 22, 2008, as amended effective August 7, 2009 (the “Option Agreement”) , by and among Gryphon Gold Corporation, a Nevada corporation; its wholly owned subsidiary, Borealis Mining Company, a Nevada corporation; Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994; Hardrock Mining Company, a Nevada corporation; and John W. Whitney.

The undersigned, being the authorized representative of the Lessor, hereby elects on behalf of the Lessor to accept the payment of the Extension Payment in accordance with Section 3 of the Option Agreement as follows:

Cash Payment
Stock Payment
Total	$30,625

Executed this ___ day of August, 2009.

Hardrock Mining Company

By: _______________________________
      Name:
      Title:

Notice of Election to Receive Extension Payment in Cash

(John W. Whitney)

John W. Whitney (a “Lessor”), may be entitled to a payment in the amount of $30,625 in connection with the payment of an Extension Payment pursuant to Section 3 of that certain Option Agreement dated August 22, 2008, as amended effective August 7, 2009 (the “Option Agreement”) , by and among Gryphon Gold Corporation, a Nevada corporation; its wholly owned subsidiary, Borealis Mining Company, a Nevada corporation; Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994; Hardrock Mining Company, a Nevada corporation; and John W. Whitney.

I, John W. Whitney, hereby elects to accept the payment of the Extension Payment in accordance with Section 3 of the Option Agreement as follows:

Cash Payment
Stock Payment
Total	$30,625

Executed this ___ day of August, 2009.

John W. Whitney

_______________________________